Noncontrolling Interests	12 Months Ended
Jun. 30, 2025
Noncontrolling Interest [Abstract]
Noncontrolling Interests	Noncontrolling Interests
On December 4, 2023, Silicon Carbide LLC (“Silicon Carbide”), one of the Company’s subsidiaries, completed (i) the sale of 16,666,667 Class A Common Units to Denso Corporation (“Denso”) for $500,000,000 pursuant to an Investment Agreement, dated as of October 10, 2023, by and between Silicon Carbide and Denso and (ii) the sale of 16,666,667 Class A Common Units to Mitsubishi Electric Corporation (“MELCO”) for $500,000,000 pursuant to an Investment Agreement, dated as of October 10, 2023, by and between Silicon Carbide and MELCO (collectively, the “Equity Investments”).
As a consequence of the Equity Investments, the Company’s ownership interest in the Class A Common Units of Silicon Carbide LLC was reduced to approximately 75%. Denso and MELCO each, individually, own approximately 12.5% of the Class A Common Units of Silicon Carbide LLC.
The Equity Investments in Silicon Carbide enables Coherent to increase its available free cash flow to provide greater financial and operational flexibility to execute its capital allocation priorities, as the aggregate $1 billion investment, net of transaction costs, is being and will continue to be used to fund future capital expansion of Silicon Carbide.
The following table presents the activity in noncontrolling interests in Silicon Carbide ($000):

Year Ended June 30,	2025	2024
Beginning balance	$371,392	$—
Sale of shares to noncontrolling interests	—	373,573
Share of foreign currency translation adjustments	1,423	429
Net loss	(19,307)	(2,610)
Ending balance	$353,508	$371,392